Registration No. 333-115796

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |X| Post-Effective Amendment No. 1

(Check appropriate box or boxes)

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Premier State Municipal Bond Fund, dated May 14, 2004(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Massachusetts Tax Exempt Bond Fund, dated October 1, 2003(2)

Item 14.	Financial Statements	Annual Report of Dreyfus Massachusetts Tax Exempt Bond Fund, dated May 31, 2003(3); Semi-Annual Report dated November 30, 2003(4); Annual Report of Registrant, dated April 30, 2004(5); Pro Formas

PART C

Item 15. Item 16. Item 17.	Indemnification Exhibits Undertakings

________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A, filed May 13, 2004 (File No. 33-10238).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Dreyfus Massachusetts Tax Exempt Bond Fund, filed September 26, 2003 (File No. 2-96709).

(3)	Incorporated herein by reference to Dreyfus Massachusetts Tax Exempt Bond Fund's Annual Report, filed July 30, 2003 (File No. 811-04271).

(4)	Incorporated herein by reference to Dreyfus Massachusetts Tax Exempt Bond Fund's Semi-Annual Report, filed January 30, 2004 (File No. 811-04271).

(5)	Incorporated herein by reference to Registrant's Annual Report, filed June 25, 2004 (File No. 811-04906).

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus Massachusetts Tax Exempt Bond Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to the Massachusetts Series of Dreyfus Premier State Municipal Bond Fund (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and management policies as the Fund.

           The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Dreyfus recommended, and the Fund's Board of Trustees approved, be consolidated with another fund in the Dreyfus Family of Funds. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state income taxes. Dreyfus believes that the proposed reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Fund's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

June 30, 2004

TRANSFER OF THE ASSETS OF
DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
TO AND IN EXCHANGE FOR CLASS Z SHARES OF
THE MASSACHUSETTS SERIES OF DREYFUS PREMIER STATE MUNICIPAL
BOND FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of the Massachusetts Series of Dreyfus Premier State Municipal Bond Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about September 22, 2004 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Massachusetts Tax Exempt Bond Fund (the "Fund"). The Fund will then cease operations. You will receive Class Z shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio. Other potential benefits are described in this Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Fund and the Acquiring Fund seek current income exempt from federal and Massachusetts state income taxes. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state income taxes. The Fund normally invests at least 80% of its assets, and the Acquiring Fund normally invests at least 70% of its assets, in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, each fund may invest the remainder of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the Fund's and the Acquiring Fund's respective portfolio is expected to exceed ten years. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also may continue to purchase and sell Class Z shares of the Acquiring Fund online through the Dreyfus.com website.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

No. Under its agreement with Dreyfus, the Fund pays Dreyfus a management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets and the Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.55% of the value of the Acquiring Fund's average daily net assets.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization nor will you be subject to a sales charge on any additional investments you make in Class Z shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as your account is open. Any subsequent redemption of Class Z shares of the Acquiring Fund owned for less than 30 days will be subject to a redemption fee, which is the same as that currently imposed by the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES OF THE FUND RECOMMEND I VOTE?

The Board has determined that reorganizing the Fund into another fund managed by Dreyfus, that has a substantially similar investment objective and investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger fund. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio.

The Fund's Board of Trustees believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus Massachusetts Tax Exempt Bond Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, September 8, 2004, at 11:00 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the Massachusetts Series of Dreyfus Premier State Municipal Bond Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on July 1, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Steven F. Newman Assistant Secretary

New York, New York June 30, 2004

WE NEED YOUR PROXY VOTE A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND To And In Exchange For Class Z Shares Of THE MASSACHUSETTS SERIES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND

PROSPECTUS/PROXY STATEMENT June 30, 2004

Special Meeting of Shareholders

To Be Held on Wednesday, September 8, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Massachusetts Tax Exempt Bond Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, September 8, 2004, at 11:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 1, 2004 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to the Massachusetts Series of Dreyfus Premier State Municipal Bond Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated June 30, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have substantially similar investment objectives and management policies. Each fund has the same primary portfolio manager. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated May 14, 2004, as revised, June 21, 2004, and Annual Report for its fiscal year ended April 30, 2004 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six months ended October 31, 2003 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended May 31, 2003 and Semi-Annual Report for the six months ended November 30, 2003, please call your financial adviser, or call 1-800-645-6561, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of May 28, 2004, there were 8,879,823 Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about July 10, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Acquiring Fund's Board Members	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND
TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Fund's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or Acquiring Fund, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated and cease operations.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization, nor will shareholders be subject to a sales charge on any additional investments made in Class Z shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as the account is open. Any subsequent redemption of Class Z shares owned for less than 30 days will be subject to a redemption fee, which is the same as that currently imposed by the Fund.

           The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Fund will carry over to the Acquiring Fund. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment goals and investment approaches. The Fund seeks as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Acquiring Fund seeks to maximize current income exempt from federal and Massachusetts state income taxes, without undue risk. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue its goal, the Acquiring Fund and the Fund each normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state income taxes. The Fund normally invests at least 80% of its assets, and the Acquiring Fund normally invests at least 70% of its assets, in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the Fund may invest up to 20% of its assets, and the Acquiring Fund may invest up to 30% of its assets, in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of each fund's portfolio normally exceeds ten years.

           For each fund, the portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager for each fund focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

           A portion of each fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. Each fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

           Although each fund seeks to provide income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. The Acquiring Fund may invest without limitation and the Fund may invest up to 20% of its net assets in municipal bonds subject to the alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal income tax.

           Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

           The Fund also may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk, manage duration and reduce portfolio turnover. The Acquiring Fund currently may not engage in swap transactions.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the Fund's Statement of Additional Information and "Description of the Fund and Series" in the Acquiring Fund's Statement of Additional Information.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the Fund and the Acquiring Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds, in which the Fund may invest up to 20% of its assets and the Acquiring Fund up to 30% of its assets, involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	State-specific risk. Each fund is subject to the risk that Massachusetts' economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes each fund more sensitive to risks specific to the state and may magnify other risks.

•	Market sector risk. Each fund may overweight or underweight certain industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), inverse floaters and, with respect to the Fund only, swaps. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

•	Non-diversification risk. Each fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the Fund's and Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Fund and Series" in the Acquiring Fund's Statement of Additional Information or "Description of the Fund" in the Fund's Statement of Additional Information for a more complete description of investment risks.

           Redemption Fee. Shares of the Fund and Class Z shares of the Acquiring Fund are subject to a 1.00% redemption fee payable to the respective fund on redemptions or exchanges of such shares owned for less than 30 days.

           Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of December 31, 2003. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of December 31, 2003, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                      Pro Forma After
                                                                       Reorganization
                                               Acquiring Fund          Acquiring Fund
                                  Fund            Class Z                Class Z
Management fees                   .60%              .55%                   .55%
Rule 12b-1 fee                    none              none                   none
Shareholder services fee          .05%              .05%                   .05%
Other expenses                    .13%              .10%*                  .10%*
Total                             .78%              .70%                   .70%

______________________

*   "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

________________________________________________________________________________
Expense example

                                     1 Year          3 Years        5 Years    10 Years
------------------------------------ --------------- -------------- ---------- ------------

Fund shares                          $80             $249           $433       $966

Acquiring Fund Class Z shares        $72             $224           $390       $871

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The figures for the Acquiring Fund pro forma after the Reorganization would be the same as those shown for the Acquiring Fund Class Z shares. Because actual returns and expenses will be different, the example is for comparison only.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and Fund. The bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year. The table for the Fund compares the average annual total returns of the Fund to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-Massachusetts-specific municipal bonds. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class A shares to those of the Lehman Brothers Municipal Bond Index. Sales loads for the Acquiring Fund's Class A shares are not reflected in the chart or the table; if they were, the returns shown would have been lower. Since Class Z shares of the Acquiring Fund are new, past performance information is not available for that class. There are no sales loads for Class Z shares of the Acquiring Fund. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. Class Z shares of the Acquiring Fund generally will not be available for new accounts.

           After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

   -4.56      +14.81     +4.24      +8.57      +5.81     -4.86      +12.11       +4.36      +9.42       +4.85
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '94         '95       '96        '97        '98       '99         '00         '01        '02         '03

Best Quarter:                 Q3 '02             +5.81%
Worst Quarter:                Q1 '94             -4.20%

The year-to-date total return for Class A shares of the Acquiring Fund as of 3/31/04 was 1.72%.

Acquiring Fund--Class A Shares (without sales charge)
Average annual total returns as of 12/31/03

                                    1 Year         5 Years          10 Years

Class A
returns before taxes                4.85%           5.01%             5.30%

Class A
returns after taxes
on distributions                    4.68%           4.97%             5.46%

Class A
returns after taxes
on distributions and
sale of fund shares                 4.70%           4.95%             5.45%

Lehman Brothers Municipal
Bond Index
reflects no deduction for
fees, expenses or taxes             5.31%           5.83%             6.03%

Fund Shares
Year-by-year total returns as of 12/31 each year (%)

  -6.04      +15.51     +4.01      +9.05      +6.07     -4.52      +11.85       +4.52      +8.90       +5.07
----------- ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
   '94         '95       '96        '97        '98       '99         '00         '01        '02         '03

Best Quarter:                 Q1 '95             +6.09%
Worst Quarter:                Q1 '94             -5.53%

The year-to-date total return for shares of the Fund as of 3/31/04 was 1.55%.

Fund Shares
Average annual total returns as of 12/31/03

                                    1 Year         5 Years         10 Years
------------------------------- --------------- --------------- ---------------
------------------------------- --------------- --------------- ---------------
Fund
returns before taxes                5.07%           5.01%           5.25%

Fund
returns after taxes
on distributions                    4.87%           4.96%           5.20%

Fund
returns after taxes
on distributions and
sale of fund shares                 4.91%           4.94%           5.19%

Lehman Brothers
Municipal Bond Index
reflects no deduction for
fees, expenses or taxes             5.31%           5.83%           6.03%
------------------------------- --------------- --------------- ---------------

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Manager. James Welch has been the primary portfolio manager for the Fund and Acquiring Fund since November 2001. Mr. Welch joined Dreyfus as a senior portfolio manager in the municipal securities group in October 2001. For the five years prior thereto, Mr. Welch was a senior vice president and member of the portfolio management team at Back Bay Advisors.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Fund and Acquiring Fund, each fund has different Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Acquiring Fund, see Exhibit B.

           Capitalization. The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into four classes - Class A, Class B, Class C and Class Z. Because the Fund does not offer Class A, Class B or Class C shares, there will be no exchange for Class A, Class B or Class C shares of the Acquiring Fund. Class Z shares are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization. The following table sets forth as of February 29, 2004 (1) the capitalization of the Fund's shares, (2) the capitalization of Class Z shares of the Acquiring Fund and (3) the pro forma capitalization of Class Z shares of the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                      Pro Forma After
                                                                       Reorganization
                                                     Acquiring Fund    Acquiring Fund
                                     Fund              Class Z            Class Z
                                 -------------       -------------    ----------------

  Total net assets               $153,503,792             $0             $153,503,792
  Net asset value per               $17.24                N/A               $11.97
    share
  Shares outstanding              8,904,053              None             12,824,217

           The Acquiring Fund's total net assets (Class A, Class B, Class C and Class Z) as of February 29, 2004 were $65,526,298. The Acquiring Fund currently does not offer Class Z shares. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. Class Z shares of the Acquiring Fund will be offered to shareholders of the Fund who received Class Z shares in exchange for their Fund shares and continue to maintain Acquiring Fund accounts as a result of the Reorganization. Otherwise, Class Z generally would be closed to new investors and for new accounts (except for certain wrap accounts or similar programs or certain group retirement plans). See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Fund shares and Class Z shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay Dreyfus Service Corporation, its distributor, a fee in an amount not to exceed the annual rate of 0.25% of the value of the average daily net assets of Fund shares and Class Z shares of the Acquiring Fund, respectively, for providing shareholder services. See "Shareholder Services Plan" in the Fund's Statement of Additional Information and "Distribution Plan and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plans.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

           The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each fund's Board believes that the Reorganization will permit shareholders of the respective fund to pursue the same investment goals in a larger combined fund without diluting such shareholders' interests. The funds have substantially similar investment objectives and investment policies. As of May 28, 2004, the Fund had net assets of approximately $146,711,595 and the Acquiring Fund had net assets of approximately $60,648,061. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio and the benefits of economies of scale, which may result in a lower overall expense ratio over time through the spreading of fixed costs of fund operations over a larger asset base. In addition, the elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

           The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

           For the reasons described above, the Boards of the Fund and Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on September 22, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class Z shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class Z shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class Z shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class Z shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Class Z shares of the Acquiring Fund distributed to the record holders of the Fund. Fund share certificates, if any, will be exchanged for Acquiring Fund Class Z share certificates upon presentation to the transfer agent of the Acquiring Fund.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $72,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Board. The cost of any such outside firm solicitation, which will be borne by Dreyfus, is estimated to be approximately $5,677.

           If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class Z shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class Z shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class Z shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

           The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-10238). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 2-96709).

           Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contract with the Dreyfus funds.

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of thirty percent of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of May 28, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

                                                     Percentage of
          Name and Address                         Outstanding Shares

                                               Before               After
                                           Reorganization       Reorganization

   Charles Schwab & Co., Inc.                  9.2%                 9.2%
   For the Benefit of Its Customers
   Attn: Mutual Fund Department
   101 Montgomery Street
   San Francisco, CA 94104-4122

           As of May 28, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Acquiring Fund:

                                                                 Percentage of
     Name and Address                                          Outstanding Shares

                                                         Before               After
                                                     Reorganization       Reorganization

      Class A Shares

      National Financial Services Corporation               8.5%                 8.5%
      For the Benefit of Its Customers
      82 Devonshire Street, G10G
      Boston, MA 02109-3605

      Citigroup Global Markets, Inc.                        7.3%                 7.3%
      For the Benefit of Its Customers
      Attn: Mutual Fund Processing Department
      333 West 34th Street, 3rd Floor
      New York, NY 10001-2402
      Class B Shares

      FISERV Securities, Inc.
      For the Benefit of Its Customers                      18.0%               18.0%
      2005 Market Street, Suite 1200
      Philadelphia, PA 19103-7084

      National Financial Services Corporation
      For the Benefit of Its Customers                      13.0%               13.0%
      82 Devonshire Street, G10G
      Boston, MA 02109-3605

      Merrill Lynch, Pierce, Fenner & Smith
      For the Sole Benefit of Its Customers                 12.0%               12.0%
      Attn: Fund Administration
      4800 Deer Lake Drive East
      Jacksonville, FL 32246-6484

      U.S. Clearing Corporation
      FBO Frederick J. Cammarano                            6.5%                 6.5%
      26 Broadway, 12th Floor
      New York, NY 10004-1703

      Citigroup Global Markets, Inc.
      333 West 34th Street, 3rd Floor                       6.0%                 6.0%
      New York, NY 10001-2402

      Pershing LLC
      Pershing Division--Transfer Department                5.3%                 5.3%
      P.O. Box 2052, 7th Floor
      Jersey City, NJ 07313-2052

      Class C Shares

      FISERV Securities, Inc.
      For the Benefit of Its Customers                      29.4%               29.4%
      2005 Market Street, Suite 1200
      Philadelphia, PA 19103-7084

      Merrill Lynch, Pierce, Fenner & Smith
      For the Sole Benefit of Its Customers                 11.3%               11.3%
      Attn: Fund Administration
      4800 Deer Lake Drive East
      Jacksonville, FL 32246-6484

      Kaye L Cossete                                         8.2%                8.2%
      8 S. Shore Drive
      Sturbridge, MA 01566-1326

      American Enterprise Investment Services                5.8%                5.8%
      P.O. Box 9446
      Minneapolis, MN 55440-9446

           As of May 28, 2004, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended May 31, 2003 and the audited financial statements of the Acquiring Fund for the fiscal year ended April 30, 2004 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Fund's Trustees are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of April 28, 2004 (the "Agreement"), between DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND (the "Fund"), a Massachusetts business trust, and the MASSACHUSETTS SERIES (the "Acquiring Fund"), of DREYFUS PREMIER STATE MUNICIPAL BOND FUND (the "Acquiring Trust"), a Massachusetts business trust.

           This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class Z shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a non-diversified, registered, open-end management investment company, and the Acquiring Fund is a non-diversified series of the Acquiring Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1. THE REORGANIZATION.

           1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

           1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

          2. VALUATION.

           2.1 The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Agreement and Declaration of Trust, as amended (the "Acquiring Trust's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

           2.4 All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

          3. CLOSING AND CLOSING DATE.

           3.1 The Closing Date shall be September 22, 2004, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

          4. REPRESENTATIONS AND WARRANTIES.

          4.1 The Fund represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

                      (a) The Fund is a duly established voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                      (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party on behalf of the Fund or by which the Fund is bound.

                      (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                      (g) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended May 31, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                      (h) Since May 31, 2003, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                      (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (j) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                      (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (n) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Fund, as follows:

                      (a) The Acquiring Fund is a duly established and designated series of the Acquiring Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                      (b) The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                      (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended April 30, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                      (g) Since April 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                      (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                      (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                      (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                      (n) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                      (o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

           5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2 The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3 Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

           5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

           6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

           The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

          8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Declaration of Trust and the 1940 Act.

           8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

           8.6 The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                     (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9. TERMINATION OF AGREEMENT; EXPENSES.

           9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, or officers of the Acquiring Trust or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

           9.3 Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

          10. WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

          11. MISCELLANEOUS.

           11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

          11.4 This Agreement may be amended only by a signed writing between the parties.

           11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Fund or Acquiring Trust personally, but shall bind only the property of the Fund or Acquiring Fund, as the case may be, as provided in the Fund's or Acquiring Trust's Charter; a copy of each such Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal offices of the relevant fund. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Fund and the Acquiring Trust have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                             DREYFUS MASSACHUSETTS TAX
                                               EXEMPT BOND FUND

                                             By: ______________________________
                                                 Stephen E. Canter,
                                                 President

ATTEST:  ____________________
         Steven F. Newman,
         Assistant Secretary

                                             DREYFUS PREMIER STATE
                                                MUNICIPAL BOND FUND, on behalf
                                                of its Massachusetts Series

                                             By: ______________________________
                                                 Stephen E. Canter,
                                                 President

ATTEST:  ____________________
         Steven F. Newman,
         Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

Board Members of the Acquiring Fund 1

           Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)
Position with Acquiring Fund         Principal Occupation
(Since)                              During Past 5 Years                Other Board Memberships and Affiliations

Joseph S. DiMartino (60)             Corporate Director and Trustee     The Muscular Dystrophy Association, Director
Chairman of the Board (1995)                                            Levcor International, Inc., an apparel fabric
                                                                          processor, Director
                                                                        Century Business Services, Inc., a provider of
                                                                          outsourcing functions for small and medium size
                                                                          companies, Director
                                                                        The Newark Group, a provider of a national market
                                                                          of paper recovery facilities, paperboard mills and
                                                                          paperboard converting plants,
                                                                          Director

Clifford L. Alexander, Jr. (70)       President of Alexander &          Wyeth (formerly, American Home Products
Board Member (1983)                     Associates, Inc., a               Corporation), a global leader in
                                        management consulting firm        pharmaceuticals, consumer healthcare products
                                        (January 1981 - present)          and animal health products, Director
                                                                        Mutual of America Life Insurance Company,
                                                                          Director
                                     Chairman of the Board of Moody's
                                       Corporation
                                       (October 2000 - October 2003)
                                     Chairman of the Board and Chief
                                       Executive Officer of The Dun
                                       and Bradstreet Corporation
                                       (October 1999 - September 2000)

Peggy C. Davis (60)                  Shad Professor of Law,               None
Board Member (1990)                    New York University School of
                                       Law (1983 - present)
                                     She writes and teaches in the
                                       fields of evidence, constitutional
                                       theory, family law, social sciences
                                       and the law, legal process and
                                       professional methodology and
                                       training

Ernest Kafka (70)                    Physician engaged in private         None
Board Member (1983)                    practice specializing in the
                                       psychoanalysis of adults and
                                       adolescents (1962-present)
                                      Instructor, The New York
                                        Psychoanalytic Institute
                                        (1981 - present)
                                      Associate Clinical Professor of
                                        Psychiatry at Cornell Medical
                                        School (1987 - 2002)

Nathan Leventhal (60)                  Chairman of the Avery-Fisher       None
Board Member (1989)                     Artist Program (November 1997
                                        - present)
                                     President of Lincoln Center for
                                         the Performing Arts, Inc.
                                        (March 1984 - December 2000)

1 None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

           The undersigned shareholder of Dreyfus Massachusetts Tax Exempt Bond Fund (the "Fund") hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 1, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 11:00 a.m., on Wednesday, September 8, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and the Massachusetts Series of Dreyfus Premier State Municipal Bond Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

                   FOR                           AGAINST                     ABSTAIN
                   |_|                             |_|                         |_|
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

             Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and
             Prospectus/Proxy Statement is acknowledged.

                                 Dated: ___________________

                                 Signature(s)

                                 Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2004

Acquisition of the Assets of

DREYFUS MASSACHUSETTS TAX EXEMPT
BOND FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561
By and in Exchange for Class Z Shares of

THE MASSACHUSETTS SERIES OF DREYFUS
PREMIER STATE MUNICIPAL BOND FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 30, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund (the "Fund") in exchange for Class Z shares of the Massachusetts Series of Dreyfus Premier State Municipal Bond Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated May 14, 2004.

2.	The Acquiring Fund's Annual Report for the fiscal year ended April 30, 2004.

3.	The Fund's Annual Report for the fiscal year ended May 31, 2003.

4.	The Fund's Semi-Annual Report for the six months ended November 30, 2003.

5.	Pro forma financials for the combined Fund and Acquiring Fund as of February 29, 2004.

           The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated June __, 2004 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated May 14, 2004 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A, filed May 13, 2004 (File No. 33-10238). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended April 30, 2004, filed June 25, 2004 and its Semi-Annual Report dated October 31, 2003, filed December 30, 2003.

           The Fund's Statement of Additional Information dated October 1, 2003 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A (File No. 2-96709). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended May 31, 2003 and Semi-Annual Report for the six months ended November 30, 2003.

Pro Forma Statement of Assets and Liabilities                        REVISED 5/18/04
February 29, 2004 (Unaudited)

                                                                                                                    Dreyfus
                                                                                                                    Premier
                                                                                                                    State
                                                                                                                    Municipal
                                                                     Dreyfus Premier                                Bond Fund
                                                                     State            Dreyfus                       Massachusetts
                                                                     Municipal        Massachusetts                 Series
                                                                     Bond Fund        Tax Exempt                    Pro Forma
                                                                     Massachusetts    Bond                          Combined
                                                                     Series           Fund, Inc.      Adjustments   (Note 1)
                                                                    --------------   ---------------  ----------- ------------------

ASSETS:       Investments in securities, at value -
                  See Statement of Investments *                    $ 64,728,560   $ 150,772,987                  $ 215,501,547
              Cash                                                       160,679         890,820                      1,051,499
              Interest receivable                                        707,403       1,973,681                      2,681,084
              Receivable for shares of Beneficial
                Interest/Common Stock subscribed                          10,041             147                         10,188
              Prepaid expenses and other assets                            8,823          13,974                         22,797
                                                                    --------------   ---------------  ----------- ------------------
                       Total Assets                                   65,615,506     153,651,609                    219,267,115
                                                                    --------------   ---------------  ----------- ------------------
LIABILITIES:  Due to The Dreyfus Corporation and affiliates               46,702          76,956                        123,658
              Payable for shares of Beneficial Interest
                /Common Stock redeemed                                     7,733          22,567                         30,300
              Accrued expenses                                            34,773          48,294                         83,067
                                                                    --------------   ---------------  ----------- ------------------
                       Total Liabilities                                  89,208         147,817                        237,025
                                                                    --------------   ---------------  ----------- ------------------
NET ASSETS                                                          $ 65,526,298     153,503,792                  $ 219,030,090
                                                                    ==============   ===============  =========== ==================
REPRESENTED BY: Paid-in capital                                     $ 60,965,256    $141,829,341                  $ 202,794,597
                Accumulated undistributed investment income-net           13,155          81,361                         94,516
                Accumulated net realized gain (loss) on
                   investments                                            47,019         162,669                        209,688
                Accumulated net unrealized appreciation
                   (depreciation) on investments                       4,500,868      11,430,421                     15,931,289
                                                                    --------------   ---------------  ----------- ------------------
NET ASSETS                                                          $ 65,526,298 $   153,503,792                   $219,030,090

 NET ASSETS
Dreyfus Premier State Municipal Bond Fund--Massachusetts Series
     Class A Shares                                                 $ 53,795,590          --       --             $ 53,795,590
                                                                                                                  ==================
     Class B Shares                                                 $  7,587,099          --       --             $  7,587,099
                                                                                                                  ==================
     Class C Shares                                                 $  4,143,609          --       --             $  4,143,609
                                                                                                                  ==================
     Class Z Shares                                                 $        --                    153,503,792(a) $153,503,792
                                                                                                                  ==================
Dreyfus Massachusetts Tax Exempt Bond Fund, Inc.                    $        --      153,503,792  (153,503,792(a)$         --
                                                                                                                  ==================
Shares of  Beneficial Interest outstanding (unlimited
     number of $.001 par value shares authorized):
Dreyfus Premier State Municipal Bond Fund--Massachusetts Series
     Class A Shares                                                    4,494,490          --            --           4,494,490
                                                                                                                  ==================
     Class B Shares                                                      634,342          --            --             634,342
                                                                                                                  ==================
     Class C Shares                                                      345,926          --            --             345,926
                                                                                                                  ==================
     Class Z Shares                                                           --                  12,824,217(a)     12,824,217
                                                                                                                  ==================
Shares of Common Stock outstanding (300 million shares
     of $.01 par value authorized):
Dreyfus Massachusetts Tax Exempt Bond Fund, Inc.                              --       8,904,053  (8,904,053(a)            --
                                                                                                                  ==================
NET ASSET VALUE  per share-Note 3:
Dreyfus Premier State Municipal Bond Fund--Massachusetts Series
      Class A Shares                                                $      11.97          --         --                $ 11.97
                                                                                                                  ==================
      Class B Shares                                                $      11.96          --         --                $ 11.96
                                                                                                                  ==================
      Class C Shares                                                $      11.98          --         --                $ 11.98
                                                                                                                  ==================
      Class Z Shares                                                $         --          --         --                $ 11.97
                                                                                                                  ==================
Dreyfus Massachusetts Tax Exempt Bond Fund, Inc.                    $         --           17.24     --                $   --
                                                                                                                  ==================

* Investments in securities, at cost                                $ 60,227,692   $ 139,342,566                  $199,570,258

(a) Reflects exchange of net assets of Dreyfus Massachusetts Tax Exempt Bond Fund, Inc. for Class Z shares of Dreyfus Premier State Municipal Bond Fund--Massachusetts Series.

See notes to pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended February 29, 2004 (Unaudited)

                                                                                                                    Dreyfus
                                                                                                                    Premier
                                                                                                                    State
                                                                                                                    Municipal
                                                                     Dreyfus Premier                                Bond Fund
                                                                     State            Dreyfus                       Massachusetts
                                                                     Municipal        Massachusetts                 Series
                                                                     Bond Fund        Tax Exempt                    Pro Forma
                                                                     Massachusetts    Bond                          Combined
                                                                     Series           Fund, Inc.      Adjustments   (Note 1)
                                                                    --------------   ---------------  ----------- ------------------
INVESTMENT INCOME:

INCOME:             Interest Income                                 $ 3,239,347       $ 7,587,845                   $ 10,827,192

EXPENSES:           Management fee                                      358,190           911,731     $ (76,628)(a)    1,193,293
                    Shareholder servicing costs                         205,290           164,060                        369,350
                    Professional fees                                    19,872            55,291        45,000)(a)       30,163
                    Prospectus and shareholders' reports                 15,654            18,831        (2,000)(a)       32,485
                    Custodian fees                                       11,121            19,484                         30,605
                    Trustees'/Directors' fees and expenses                2,173            20,920       (15,000)(a)        8,093
                    Registration fees                                    21,584            19,955       (10,000)(a)       31,539
                    Distribution  fees                                   62,492               --                          62,492
                    Loan commitment fees                                    647             1,517                          2,164
                    Miscellaneous                                        10,215            15,422          (600)(a)       25,037
                                                                    --------------   ---------------  ----------- ------------------
                         Total Expenses                                 707,238         1,227,211      (149,228)       1,785,221
                                                                    --------------   ---------------  ----------- ------------------

INVESTMENT INCOME--NET                                                2,532,109         6,360,634       149,228        9,041,971
                                                                    --------------   ---------------  ----------- ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

                    Net realized gain (loss) on investments             364,522         1,276,947                    $ 1,641,469
                    Net unrealized appreciation (depreciation)
                      on investments                                    926,261         1,319,227                      2,245,488
                                                                    --------------   ---------------  ----------- ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                1,290,783         2,596,174                      3,886,957
                                                                    --------------   ---------------  ----------- ------------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                               $  3,822,892         8,956,808       149,228       12,928,928
                                                                   ===============   ===============  =========== =================-

(a) Reflects the anticipated savings as a result of the Merger.

   See notes to pro forma financial statements.

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
February 29, 2004 (Unaudited)

                                                     Principal Amount ($)                              Value ($)
                                                                                Dreyfus                               Dreyfus
                                                                                Premier                               Premier
                                                                                State          Dreyfus                State
                                                     Dreyfus                    Municipal      Premier                Municipal
                                                     Premier       Dreyfus      Bond Fund      State      Dreyfus     Bond Fund
                                                     State         Massachu-    Massachusetts  Municipal  Massachu-   Massachu-
                                                     Municipal     setts        Series         Bond Fund  setts       setts
                                                     Bond Fund     Tax Exempt   Pro Forma      Massachu-  Tax Exempt  Series
                                                     Massachusetts Bond         Combined       setts      Bond        Pro Forma
                                                     Series        Fund, Inc.   (Note 1)       Series     Fund, Inc.  Combined(a)
                                                    -------------- -----------   -----------   ---------  ----------- ----------

Long-Term Municipal Investments--100.0%

Massachusetts--91.9%

Bellingham, GO:
       5%, 3/1/2017 (Insured; AMBAC)                             1,945,000      1,945,000                 2,131,973    2,131,973
       5%, 3/1/2018 (Insured; AMBAC)                             2,040,000      2,040,000                 2,225,497    2,225,497
       5%, 3/1/2019 (Insured; AMBAC)                             2,140,000      2,140,000                 2,322,135    2,322,135
       5%, 3/1/2020 (Insured; AMBAC)                             2,245,000      2,245,000                 2,420,222    2,420,222

Boston, GO
       5.75%, 2/1/2020 (Prerefunded 2/1/2010)                    3,945,000 b    3,945,000                 4,673,010    4,673,010

Boston Industrial Development Financing Authority,
       Sewer Facility Revenue
       (Harbor Electric Energy Co. Project)
       7.375%, 5/15/2015                           2,320,000                    2,320,000      2,330,927               2,330,927

Brookline 5.25%, 4/1/2020                                        3,860,000      3,860,000                 4,296,720    4,296,720
Greater Lawrence Sanitation District
       5.75%, 6/15/2014 (Insured; MBIA)            1,425,000                    1,425,000      1,691,133               1,691,133

Holliston 5.25%, 4/1/2020 (Insured; MBIA)                        1,655,000      1,655,000                 1,836,074    1,836,074

Hopkinton:
       5%, 9/1/2017                                              1,735,000      1,735,000                 1,903,885    1,903,885
       5%, 9/1/2018                                              1,735,000      1,735,000                 1,893,111    1,893,111
       5%, 9/1/2019                                              1,735,000      1,735,000                 1,881,226    1,881,226
       5%, 9/1/2020                                              1,735,000      1,735,000                 1,869,445    1,869,445

Massachusetts Bay Transportation Authority:
     (Assessment Revenue) 5.25%, 7/1/2030          1,750,000                    1,750,000      1,879,938               1,879,938
     (General Transportation Systems):
       6.20%, 3/1/2016                                           2,055,000      2,055,000                 2,526,622    2,526,622
       7%, 3/1/2021                                1,000,000                    1,000,000      1,318,220               1,318,220
      Revenue 5.25%, 7/1/2030                                    6,250,000      6,250,000                 6,714,062    6,714,062
     (Sales Tax Revenue) 5%, 7/1/2022              1,000,000                    1,000,000      1,061,190               1,061,190

Massachusetts College Building Authority,
      Project Revenue:
       5.25%, 5/1/2020 (Insured; XLCA)                           2,815,000      2,815,000                 3,106,803    3,106,803
      Zero Coupon, 5/1/2026 (Insured; MBIA)                      5,385,000      5,385,000                 1,797,136    1,797,136

Massachusetts Commonwealth:
       5.25%, 8/1/2016                             1,500,000                    1,500,000      1,721,040               1,721,040
      Consolidated Loan:
       5.50%, 11/1/2011 (Insured; FSA)             1,450,000     3,000,000      4,450,000      1,710,826  3,539,640    5,250,466
       5.375%, 1/1/2017 (Insured; MBIA)
     (Prerefunded 1/1/2013)                                      3,500,000 b    3,500,000                 4,098,395    4,098,395
       5.375%, 8/1/2021 (Insured; MBIA)                          1,000,000      1,000,000                 1,170,970    1,170,970
       5.125%, 3/1/2022 (Insured; FSA)                           3,000,000      3,000,000                 3,207,540    3,207,540
       5.375%, 8/1/2022 (Insured; MBIA)            1,000,000                    1,000,000      1,171,860               1,171,860

Massachusetts Development Finance Agency, Revenue:
     (Assumption College)
       6%, 3/1/(Insured; AGIC)                                   1,905,000      1,905,000                 2,170,614    2,170,614
     (College of Pharmacy) 6.75%, 7/1/2030                       2,000,000      2,000,000                 2,185,520    2,185,520
     (Landmark School) 5.25%, 6/1/2029             1,100,000                    1,100,000      1,132,219               1,132,219
     (Milton Academy) 5%, 9/1/2019                   500,000     2,000,000      2,500,000        543,145  2,172,580    2,715,725
     (Mount Holyoke College) 5.25%, 7/1/2031                     5,000,000      5,000,000                 5,301,000    5,301,000
     (Neville Communities):
       5.75%, 6/20/2022                              600,000                      600,000        679,290                 679,290
       6%, 6/20/2044                                             1,500,000      1,500,000                 1,689,435    1,689,435
      Resource Recovery (Ogden Haverhill Project)
       5.50%, 12/1/2019                                          1,200,000      1,200,000                 1,179,792    1,179,792

Massachusetts Education Loan Authority,
      Education Loan Revenue
       5.85%, 7/1/2014 (Insured; AMBAC)              680,000                      680,000        719,705                 719,705

Massachusetts Federal Highway, GAN
       5.25%, 12/15/2012 (Insured; MBIA)           1,000,000                    1,000,000      1,161,840               1,161,840

Massachusetts Health and Educational
      Facilities Authority, Revenue:
     (Community College Program)
       5.25%, 10/1/2026
       (Insured; AMBAC)                            2,845,000                    2,845,000      3,056,412               3,056,412
     (Daughters of Charity)
       6.10%, 7/1/2014                                           1,100,000      1,100,000                 1,145,364    1,145,364
     (Harvard University):
       5%, 7/15/2022                               1,045,000                    1,045,000      1,131,850               1,131,850
       6%, 7/1/2035
     (Prerefunded 7/1/2010)                                      2,500,000 b    2,500,000                 3,047,300    3,047,300
      Healthcare Systems (Covenant Health)
       6%, 7/1/2022                                2,000,000     3,100,000      5,100,000      2,169,660  3,362,973    5,532,633
     (Massachusetts Institute of Technology)
       5%, 7/1/2023                                              1,905,000      1,905,000                 2,117,446    2,117,446
     (Medical Academic and Scientific)
       6.625%, 1/1/2015                                          2,500,000      2,500,000                 2,586,850    2,586,850
     (Milford-Whitinsville Hospital)
       6.50%, 7/15/2023                            1,000,000     1,250,000      2,250,000      1,061,550  1,326,937    2,388,487
     (Mount Auburn Hospital)
       6.30%, 8/15/2024 (Insured; MBIA)                          5,000,000      5,000,000                 5,211,800    5,211,800
     (New England Medical Center Hospital)
       5.375%, 5/15/2017 (Insured; FGIC)                         1,450,000      1,450,000                 1,624,464    1,624,464
     (Newton - Wellesley Hospital)
       5.875%, 7/1/2015 (Insured; MBIA)                          2,000,000      2,000,000                 2,141,180    2,141,180
     (Partners Healthcare System):
       5%, 7/1/2013                                              1,015,000      1,015,000                 1,132,842    1,132,842
       6%, 7/1/2016                                1,520,000                    1,520,000      1,743,470               1,743,470
       6%, 7/1/2017                                              1,145,000      1,145,000                 1,310,166    1,310,166
       5%, 7/1/2020                                1,200,000                    1,200,000      1,269,216               1,269,216
       5.75%, 7/1/2032                             1,350,000                    1,350,000      1,467,720               1,467,720

     (Schepens Eye Research) 6.50%, 7/1/2028       2,135,000                    2,135,000      2,320,788               2,320,788
     (Simmons College) 5%, 10/1/2023 (Insured; FGIC1,000,000                    1,000,000      1,064,630               1,064,630
     (Springfield College)
       5.125%, 10/15/2023 (Insured; AGIC)                        1,100,000      1,100,000                 1,156,111    1,156,111
     (Tufts University):
       5.50%, 8/15/2017                                          1,500,000      1,500,000                 1,786,950    1,786,950
       5.50%, 8/15/2018                            1,625,000                    1,625,000      1,933,246               1,933,246
       5.25%, 2/15/2030                            2,000,000                    2,000,000      2,117,620               2,117,620
     (Williams College)
       5%, 7/1/2017                                1,030,000                    1,030,000      1,140,498               1,140,498

Massachusetts Housing Finance Agency, Revenue
      Housing Development
       5.40%, 6/1/2020 (Insured; MBIA)             1,200,000                    1,200,000      1,254,624               1,254,624
      Housing Projects:
       6.30%, 10/1/2013 (Insured; AMBAC)                            20,000         20,000                    20,433       20,433
       6.375%, 4/1/2021                                             30,000         30,000                    30,567       30,567
      Rental Housing:
       6.65%, 7/1/2019 (Insured; AMBAC)                          2,215,000      2,215,000                 2,272,568    2,272,568
       6.50%, 7/1/2025 (Insured; AMBAC)                          1,245,000      1,245,000                 1,292,347    1,292,347
       6.45%, 1/1/2036 (Insured; AMBAC)                          2,135,000      2,135,000                 2,217,027    2,217,027
      Rental Mortgage
       6%, 7/1/2037 (Insured; AMBAC)               1,000,000     3,900,000      4,900,000      1,038,650  4,050,735    5,089,385
      Single-Family Housing 6.35%, 6/1/2017                        940,000        940,000                   983,466      983,466

Massachusetts Industrial Finance Agency, Revenue:
      Electrical Utility (Nantucket Electric Co.)
       8.50%, 3/1/2016                                           2,490,000      2,490,000                 2,510,991    2,510,991
      Health Care Facility (Health Foundation,
      Inc. Project)
       6.75%, 12/1/2027                            1,000,000                    1,000,000        947,910                 947,910
     (Phillips Academy Issue) 5.375%, 9/1/2023
     (Prerefunded 9/1/2008)                                      1,500,000 b    1,500,000                 1,746,255    1,746,255
      Resource Recovery (Ogden Haverhill Project)
       5.60%, 12/1/2019                            1,000,000     1,000,000      2,000,000        981,950    981,950    1,963,900
     (Water Treatment-American Hingham)
       6.95%, 12/1/2035                            3,000,000                    3,000,000      3,204,750               3,204,750

Massachusetts Port Authority, Revenue:
       5%, 7/1/2012 (Insured; MBIA)                              1,500,000      1,500,000                 1,713,405    1,713,405
      Special Facilities (US Air Project)
       5.75%, 9/1/2016 (Insured; MBIA)                           4,500,000      4,500,000                 4,725,225    4,725,225

Massachusetts Special Obligation Notes
     (Federal Highway Grant
      Anticipation Note Program)
       5%, 12/15/2010 (Insured; FSA)                             1,600,000      1,600,000                 1,827,040    1,827,040

Massachusetts Water Pollution Abatement Trust
     (Pool Program):
       5%, 8/1/2016                                1,000,000                    1,000,000      1,104,410               1,104,410
       5.625%, 2/1/2017 (Prerefunded 2/1/2007)                   4,870,000 b    4,870,000                 5,483,571    5,483,571

Massachusetts Water Resource Authority:
       5.50%, 8/1/2009 (Insured; MBIA)             2,340,000     3,000,000      5,340,000      2,715,079  3,480,870    6,195,949
       5.20%, 8/1/2022 (Insured; MBIA)                           1,000,000      1,000,000                 1,083,410    1,083,410

Medford, GO 5%, 3/15/2019 (Insured; AMBAC)                       1,155,000      1,155,000                 1,253,706    1,253,706

Narragansett Regional School District
       6.50%, 6/1/2016 (Insured; AMBAC)            1,205,000                    1,205,000      1,470,184               1,470,184

New England Educational Loan Marketing Corporation
      Student Loan Revenue 6.90%, 11/1/2009        1,000,000                    1,000,000      1,115,490               1,115,490

Northampton (School Project Loan Act of 1948)
       5.75%, 5/15/2016 (Insured; MBIA)                          1,520,000      1,520,000                 1,680,725    1,680,725

Norwell 5%, 11/15/2022 (Insured; FGIC)                           1,410,000      1,410,000                 1,569,711    1,569,711

Pittsfield 5.125%, 4/15/2022 (Insured; MBIA)                     1,500,000      1,500,000                 1,630,020    1,630,020

Route 3 North Transportation Improvement
      Association, LR 5.75%, 6/15/2018
     (Insured; MBIA) (Prerefunded 6/15/2010)       1,000,000 b                  1,000,000      1,193,390               1,193,390

Shrewsbury, Municipal Purpose Loan
       5%, 8/15/2016                                             1,000,000      1,000,000                 1,107,950    1,107,950

Triton Regional School District:
       5.25%, 4/1/2019 (Insured; FGIC)                           1,420,000      1,420,000                 1,568,532    1,568,532
       5.25%, 4/1/2020 (Insured; FGIC)                           1,420,000      1,420,000                 1,560,140    1,560,140

University of Massachusetts Building Authority,
      Project Revenue
       5.25%, 11/1/2015 (Insured; AMBAC)           1,000,000     1,000,000      2,000,000      1,146,540  1,146,540    2,293,080

Westfield 6.50%, 5/1/2017(Insured; FGIC)
     (Prerefunded 5/1/2010)                        1,750,000 b                  1,750,000      2,173,343               2,173,343

U.S. Related--8.1%

Commonwealth of Puerto Rico
      Public Improvement
       5.25%, 7/1/2017                             1,460,000                    1,460,000      1,702,433               1,702,433

Puerto Rico Electric Power Authority, Power Revenue
       5.125%, 7/1/2026                            1,000,000                    1,000,000      1,079,480               1,079,480

Puerto Rico Highway and Transportation Authority,
      Transportation Revenue:
       5.75%, 7/1/2019                             2,000,000                     2,000,000     2,371,360               2,371,360
       5.75%, 7/1/2020                                           2,000,000       2,000,000                2,364,680    2,364,680
       5%, 7/1/2028                                              2,375,000       2,375,000                2,470,713    2,470,713

Puerto Rico Public Buildings Authority,
      Guaranteed Government Facilities Revenue:
       6.25%, 7/1/2015 (Insured; AMBAC)            1,100,000                     1,100,000                1,395,966    1,395,966
       5.75%, 7/1/2022                             1,900,000                     1,900,000                2,235,008    2,235,008

Puerto Rico Public Finance Corp.
     (Commonwealth Appropriation)
       6%, 8/1/2026 (Insured; AGC)                               3,000,000       3,000,000                3,736,620    3,736,620

Total Investments--- 100.0%                                                                  64,728,560 150,772,987  215,501,547
     (cost $60,227,692,  $139,342,566 and $199,570,258,
      respectively)

Summary of Abbreviations

AGC AGIC AMBAC FGIC FSA GAN GO LR MBIA XLCA	ACE Guaranty Corporation
Asset Guaranty Insurance Company
American Municipal Bond
   Assurance Corporation
Financial Guaranty Insurance Company
Financial Security Assurance
Grant Anticipation Notes
General Obligation
Lease Revenue
Municipal Bond Investors Assurance
   Insurance Corporation
XL Capital Assurance

Summary of Combined Ratings (Unaudited)

                                                                      Dreyfus                 Dreyfus
                                                                    Premier State         Massachusetts Tax
                                                                   Municipal Bond Fund      Exempt Bond
                                                                   Massachusetts Series      Fund, Inc.
                                                                   ----------------------------------------
Fitch            or    Moody's        or     Standard & Poor's                      Value (%)
-------------          -------------         -----------------     ----------------------------------------
AAA                    AAA                   AAA                         54.5                   66.8
AA                     Aa                    AA                          23.8                   22.1
A                      A                     A                           12.1                    5.6
BBB                    Baa                   BBB                         8.1                     3.8
Not Rated  c           Not Rated  c          Not Rated  c                1.5                     1.7
                                                                   ----------------------------------------
                                                                        100.0                   100.0
                                                                   ========================================
(a)	Management does not anticipate having to sell any securities as a result of the Exchange.
(b)	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(c)	Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to pro forma financial statements.

Dreyfus Premier State Municipal Bond Fund--Massachusetts Series

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

          At special meetings of the Boards held on April 28, 2004 and May 12, 2004, the Board of Trustees/Directors of Dreyfus Massachusetts Tax Exempt Bond Fund, Inc. (the “Fund”) and Dreyfus Premier State Municipal Bond Fund each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (the “Acquiring Fund”), a series of Dreyfus Premier State Municipal Bond Fund. Fund shares will be exchanged for a number of Class Z shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund Class Z shares then will be distributed to the Fund shareholders on a pro rata basis in liquidation of the Fund. The Acquiring Fund Class Z shares will be created prior to the Exchange.

          The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at February 29, 2004. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended February 29, 2004. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are April 30 for the Acquiring Fund and May 31 for the Fund.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at February 29, 2004. The proforma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

The funds enter into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

          Investments in securities are valued each business day by an independent pricing service (the“Service”) approved by the respective Fund’s Board of Trustees/Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3--Capital Shares:

          The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at February 29, 2004 by the Class Z net asset value per share of the Acquiring Fund on February 29, 2004.

NOTE 4--Pro Forma Operating Expenses:

          The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on March 1, 2003.

NOTE 5--Federal Income Taxes:

          Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed August 11, 1995.

Item 16	Exhibits.

(1)	Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(2)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on July 16, 1998.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 10, 2004.

(8)	Not Applicable.

(9)(a)	Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on June 16, 1997. Sub-Custodian agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on August 18, 1994.

(9)(b)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on August 27, 2002.

(9)(c)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on August 27, 2002.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 10, 2004.

(10)(b)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 10, 2004.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 10, 2004.

(11)(a)	Consent of Registrant's counsel regarding the issuance of shares is incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(11)(b)	Consent of Registrant's Counsel is incorporated by reference to Exhibit 11(b) to the Registration Statement on Form N-14, filed on May 24, 2004.

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consents of Independent Auditors.*

(15)	Not Applicable.

(16)	Power of Attorney is incorporated by reference to Exhibit 16 to the Registration Statement on Form N-14, filed on May 24, 2004.

(17)(a)	Forms of Proxy.*

(17)(b)	Registrant's Prospectus dated May 14, 2004 are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed May 13, 2004.

(17)(c)	Dreyfus Massachusetts Tax Exempt Bond Fund's Prospectus and Statement of Additional Information dated October 1, 2003 are incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Dreyfus Massachusetts Tax Exempt Bond Fund, filed on September 26, 2003 (File No. 2-96709).

______________

*	Filed herein.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 30th day of June, 2004.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter* Stephen E. Canter	President (Principal Executive Officer)	6/30/04

/s/ James Windels* James Windels	Treasurer (Principal Accounting and Financial Officer)	6/30/04

/s/ Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	6/30/04

/s/ Clifford L. Alexander* Clifford L. Alexander	Board Member	6/30/04

/s/ Ernest Kafka* Ernest Kafka	Board Member	6/30/04

/s/ Peggy C. Davis* Peggy C. Davis	Board Member	6/30/04

By /s/ Steven F. Newman Steven F. Newman Attorney-in-Fact

Exhibit Index

(14)        Consent of Independent Auditors